UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ENTERPRISE DIVERSIFIED, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000457826_1 R1.0.1.18 BARCODE ENTERPRISE DIVERSIFIED INC Annual Meeting May 28, 2020 May 28, 2020 1:00 PM EST March 31, 2020 TO BE HELD VIRTUALLY AT www.colonialstock.com/enterprisediversified2020 BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 1 OF 2 12 15

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only 0000457826_2 R1.0.1.18 1. Annual Report 2. Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery.

Voting items 0000457826_3 R1.0.1.18 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Steven L. Kiel 02 Thomas Braziel 03 Jeremy K. Deal 04 Alea A. Kleinhammer 05 Keith D. Smith The Board of Directors recommends you vote FOR the following proposal(s): 2 To ratify the appointment of Brown, Edwards & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2020. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof. BARCODE 0000 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000457826_4 R1.0.1.

ENTERPRISE DIVERSIFIED INC 1518 WILLOW LAWN DRIVE, FLOOR 2 RICHMOND, VA 23230 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Thursday, May 28, 2020 «FName» «Address12» «Address3» «COUNTRY» As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, ENTERPRISE DIVERSIFIED INC has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. VOTING ITEMS THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. 1. ELECTION OF DIRECTORS 1. STEVEN L. KIEL 2. THOMAS BRAZIEL 3. JEREMY K. DEAL 4. ALEA A. KLEINHAMMER 5. KEITH D. SMITH 2. TO RATIFY THE APPOINTMENT OF BROWN, EDWARDS & COMPANY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020. NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Control #: «ControlNumberExt» HOW TO ACCESS THE PROXY MATERIALS The proxy statement and annual report to security holders are available online at: www.colonialstock.com/enterprisediversified2020 HOW TO VOTE BY INTERNET www.colonialstock.com/enterprisediversified2020 On the above website, you can vote by clicking "Vote" and then entering the control number above as directed. BY PHONE 877-285-8605 BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605. MEETING INFORMATION Meeting Type: Annual Meeting Meeting Date: May 28, 2020 Meeting Time: 1:00 PM EST Meeting Location: TO BE HELD VIRTUALLY AT www.colonialstock.com/enterprisediversified2020 TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS: If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: May 18, 2020. 1. By Phone: (877) 285-8605 2. By Internet: www.colonialstock.com/enterprisediversified2020 3. By Email: annualmeeting@colonialstock.com If requesting materials by email, please include the control number listed above with your request.